                                   EXHIBIT 24

                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY

                    C.M. LIFE SEPARATE INVESTMENT ACCOUNTS

The Undersigned, Lawrence V. Burkett, Jr., President, Chief Executive Officer and member of the Board of Directors of C.M. Life Insurance Company ("CM Life"), does hereby constitute and appoint Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as President, Chief Executive Officer and member of the Board of Directors of CM Life that said attorneys and agents may deem necessary or advisable to enable CM Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of CM Life separate investment accounts (the "CM Life Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as President, Chief Executive Officer and member of Board of Directors of CM Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any CM Life Separate Account, including but not limited to those listed below.

     Panorama Plus Separate Account

     C.M. Multi-Account A

     C.M. Life Variable Life Separate Account I

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1997.



/s/ Lawrence V. Burkett, Jr.             -----------------------------------
Lawrence V. Burkett, Jr.                             Witness
President, Chief Executive Officer
and Member, Board of Directors

                               POWER OF ATTORNEY

                    C.M. LIFE SEPARATE INVESTMENT ACCOUNTS
                    --------------------------------------


The Undersigned, John B. Davies, member of the Board of Directors of C.M. Life Insurance Company ("CM Life"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as member of the Board of Directors of CM Life that said attorneys and agents may deem necessary or advisable to enable CM Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of CM Life separate investment accounts (the "CM Life Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as member of Board of Directors of CM Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any CM Life Separate Account, including but not limited to those listed below.


     Panorama Plus Separate Account

     C.M. Multi-Account A

     C.M. Life Variable Life Separate Account I


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 25th day of February, 1997.



/s/ John B. Davies
----------------------------------       ----------------------------------
John B. Davies                           Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    C.M. LIFE SEPARATE INVESTMENT ACCOUNTS
                    --------------------------------------


The Undersigned, Daniel J. Fitzgerald, member of the Board of Directors of C.M. Life Insurance Company ("CM Life"), does hereby constitute and appoint Lawrence
V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as member of the Board of Directors of CM Life that said attorneys and agents may deem necessary or advisable to enable CM Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of CM Life separate investment accounts (the "CM Life Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as member of Board of Directors of CM Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any CM Life Separate Account, including but not limited to those listed below.


     Panorama Plus Separate Account

     C.M. Multi-Account A

     C.M. Life Variable Life Separate Account I


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 25th day of February, 1997.



/s/ Daniel J. Fitzgerald
----------------------------------       ----------------------------------
Daniel J. Fitzgerald                     Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    C.M. LIFE SEPARATE INVESTMENT ACCOUNTS
                    --------------------------------------


The Undersigned, Stuart H. Reese, member of the Board of Directors of C.M. Life Insurance Company ("CM Life"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as member of the Board of Directors of CM Life that said attorneys and agents may deem necessary or advisable to enable CM Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of CM Life separate investment accounts (the "CM Life Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as member of Board of Directors of CM Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any CM Life Separate Account, including but not limited to those listed below.


     Panorama Plus Separate Account

     C.M. Multi-Account A

     C.M. Life Variable Life Separate Account I


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 25th day of February, 1997.



/s/ Stuart H. Reese
-----------------------------------      -----------------------------------
Stuart H. Reese                          Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                    C.M. LIFE SEPARATE INVESTMENT ACCOUNTS
                    --------------------------------------


The Undersigned, Ann Iseley, Treasurer of C.M. Life Insurance Company ("CM Life"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Treasurer of CM Life that said attorneys and agents may deem necessary or advisable to enable CM Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of CM Life separate investment accounts (the "CM Life Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as Treasurer of CM Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any CM Life Separate Account, including but not limited to those listed below.


     Panorama Plus Separate Account

     C.M. Multi-Account A

     C.M. Life Variable Life Separate Account I


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 25th day of February, 1997.



/s/ Ann Iseley
-----------------------------------      -----------------------------------
Ann Iseley                               Witness
Treasurer

                               POWER OF ATTORNEY

                    C.M. LIFE SEPARATE INVESTMENT ACCOUNTS
                    --------------------------------------


The Undersigned, John Miller, Jr., Second Vice President and Comptroller of C.M. Life Insurance Company ("CM Life"), does hereby constitute and appoint Lawrence
V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Second Vice President and Comptroller of CM Life that said attorneys and agents may deem necessary or advisable to enable CM Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of CM Life separate investment accounts (the "CM Life Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Second Vice President and Comptroller of CM Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any CM Life Separate Account, including but not limited to those listed below.


     Panorama Plus Separate Account

     C.M. Multi-Account A

     C.M. Life Variable Life Separate Account I


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1997.



/s/ John Miller, Jr.
----------------------------------       ----------------------------------
John Miller, Jr.                         Witness
Second Vice President
and Comptroller